Supplement to the
Fidelity® Trend Fund
March 1, 2019
Prospectus

Daniel Kelley no longer serves as lead portfolio manager of the fund.

The following information replaces information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Shilpa Mehra (portfolio manager) has managed the fund since August 2018.

The following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.

Shilpa Mehra is portfolio manager of the fund, which she has managed since August 2018. Since joining Fidelity Investments in 2009, Ms. Mehra has worked as a research analyst and portfolio manager.

TRE-19-01 1.717691.120	April 1, 2019